EXHIBIT 99.1

(GRAPHIC OMITTED)                  BRANDYWINE WEST, 1521 CONCORD PIKE, SUITE 301
                                                            WILMINGTON, DE 19803

                                                          N E W S  R E L E A S E

FOR IMMEDIATE RELEASE                                CONTACT: Elise A. Garofalo
                                                 Director of Investor Relations
                                                                   302-778-8227




         GRAFTECH ACHIEVES KEY COMMERCIAL APPROVALS OF EGRAF(TM)THERMAL
                               INTERFACE PRODUCTS


         Wilmington, DE - May 23, 2002 - GrafTech International Ltd. (NYSE: GTI) today announced key commercial approvals and sales of its Advanced Energy Technology (AET) Division's first generation eGraf(TM) 1200 series thermal interface products to Hitachi, Plus Vision Corporation, Agilent and IBM for use in a variety of applications including computer, consumer electronic and telecommunication applications.

         The key approvals by Hitachi and Plus Vision validate the broad use of the AET Division's eGraf product line in applications across the consumer electronics industry. Hitachi is one of the world's leading global electronic companies, manufacturing a wide range of products, including computers, semiconductors, consumer products and industrial equipment. Hitachi is using eGraf 1200 products as heat transmitters in its DVD camera models DZ-MV220 and DZ-MV200. Plus Vision Corp. manufactures ultra-lightweight, ultra-portable digital projectors. Plus Vision is using eGraf 1200 products as thermal interface materials in their U3-1000 computer projector.

         The AET Division is also pleased to announce the sale of its eGraf 1200 series thermal interface products to Agilent Technologies, a global diversified technology organization that provides enabling solutions to high growth markets within the communications, electronics and life sciences industries. Agilent will use these products in power converters, such as DC/DC and AC/DC converters, for telecommunication applications.

         In addition, AET's eGraf 1200 series thermal interface products have been qualified in a number of chip testing devices at various companies, including IBM, the world's top provider of computer hardware and Enplas, a leading manufacturer of chip testing devices.

         "The expansion of our sales of 1200 series thermal interface products, our first generation material, into new applications clearly demonstrates the commercial acceptance of our eGraf technology and the broad array of end applications for these products." commented Scott Mason, President of the Advanced Energy Technology Division. "We expect to continue to report on product development and commercialization successes during 2002."

         The eGraf 1200 series products were introduced in December 2000, as next generation materials for the electronic thermal management marketplace. In December 2001, the Company introduced its new, advanced HiTherm series interface products, which deliver performance levels beyond leading products such as phase change materials. The HiTherm series products are moving into planned commercialization during the 2002 second quarter.

         The eGraf electronic thermal management product line offers a full range of thermal solutions and provides superior thermal performance. The eGraf electronic thermal management product family includes thermal interface components, heat sink components and other products that require thermal, mechanical and EMI solutions.

         GRAFTECH INTERNATIONAL LTD. IS ONE OF THE WORLD'S LARGEST MANUFACTURERS AND PROVIDERS OF HIGH QUALITY NATURAL AND SYNTHETIC GRAPHITE AND CARBON BASED PRODUCTS AND SERVICES, OFFERING ENERGY SOLUTIONS TO INDUSTRY-LEADING CUSTOMERS WORLDWIDE ENGAGED IN THE MANUFACTURE OF STEEL, ALUMINUM, SILICON METAL, AUTOMOTIVE PRODUCTS AND ELECTRONICS. WE HAVE 13 MANUFACTURING FACILITIES IN 7 COUNTRIES AND ARE THE LEADING MANUFACTURER IN ALL OF OUR MAJOR PRODUCT LINES. WE PRODUCE GRAPHITE ELECTRODES THAT ARE CONSUMED PRIMARILY IN THE PRODUCTION OF STEEL IN ELECTRIC ARC FURNACES, THE STEEL MAKING TECHNOLOGY USED BY ALL "MINI-MILLS," AND FOR REFINING STEEL IN LADLE FURNACES. WE ALSO PRODUCE CARBON ELECTRODES THAT ARE CONSUMED IN THE MANUFACTURE OF SILICON METAL AND CATHODES THAT ARE USED IN THE PRODUCTION OF ALUMINUM. IN ADDITION, WE DEVELOP AND MANUFACTURE NATURAL GRAPHITE FOR USE IN MATERIALS AND COMPONENTS FOR PROTON EXCHANGE MEMBRANE FUEL CELLS AND FUEL CELL SYSTEMS, THERMAL INTERFACE PRODUCTS FOR COMPUTER, COMMUNICATIONS AND OTHER APPLICATIONS, FIRE RETARDANT PRODUCTS FOR TRANSPORTATION APPLICATIONS AND BUILDING AND CONSTRUCTION MATERIALS APPLICATIONS, INDUSTRIAL THERMAL MANAGEMENT PRODUCTS FOR HIGH TEMPERATURE PROCESS APPLICATIONS, AND CONDUCTIVE PRODUCTS FOR BATTERIES AND SUPERCAPACITOR POWER STORAGE APPLICATIONS. GRAFCELL(TM), GRAFGUARD(TM) , GRAFOIL(R), GRAFSHIELD(TM) AND EGRAF(TM) ARE TRADEMARKS OF OUR SUBSIDIARY. FOR ADDITIONAL INFORMATION ON GRAFTECH INTERNATIONAL, CALL 302-778-8227 OR VISIT OUR WEBSITE AT WWW.GRAFTECHINTERNATIONAL.COM. FOR ADDITIONAL INFORMATION ON GRAFTECH INC., CALL 216-529-3777 OR VISIT ITS WEBSITE AT WWW.GRAFTECH.COM. FOR ADDITIONAL INFORMATION ON OUR HIGH TECH HIGH TEMP BUSINESS UNIT, CALL 216-676-2100 OR VISIT ITS WEBSITE AT WWW.HT2.COM.

         NOTE: THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE INCLUDE STATEMENTS ABOUT SUCH MATTERS AS PRODUCT APPROVALS, SALES, DEVELOPMENT, PERFORMANCE, ADVANTAGES, COMMERCIAL ACCEPTANCE AND COMMERCIALIZATION. WE HAVE NO DUTY TO UPDATE SUCH STATEMENTS. ACTUAL FUTURE EVENTS AND CIRCUMSTANCES (INCLUDING FUTURE PERFORMANCE, RESULTS AND TRENDS) COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN THESE STATEMENTS DUE TO VARIOUS FACTORS. THESE FACTORS INCLUDE RISKS GENERALLY ENCOUNTERED WITH COMMERCIAL LAUNCH AND ACCEPTANCE OF NEW PRODUCTS, THE OCCURRENCE OF UNANTICIPATED EVENTS OR CIRCUMSTANCES RELATING TO RESEARCH, DEVELOPMENT AND COLLABORATION ACTIVITIES, CHANGES IN STRATEGIC PLANS OR PROGRAMS, CHANGES IN GLOBAL OR REGIONAL ECONOMIC AND COMPETITIVE CONDITIONS, TECHNOLOGICAL DEVELOPMENTS, AND OTHER RISKS AND UNCERTAINTIES, INCLUDING THOSE DETAILED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.